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                           The Target Portfolio Trust
                     Supplement dated November 22, 1995 to
                         Prospectus dated March 3, 1995

MANAGEMENT OF THE TRUST

Advisers
Large Capitalization Growth Portfolio
    On November 20, 1995, the Trustees approved a new subadvisory agreement for the Large Capitalization Growth Portfolio with Oak Associates in the place of Roger Engemann Management Co., Inc. who resigned as portfolio manager effective November 21, 1995. This agreement is subject to the same terms and conditions as the agreement with the prior adviser and will be submitted to the shareholders of the Portfolio for their approval at a Special Meeting of Shareholders which is currently scheduled to be held on or about March 12, 1996.
    Oak Associates (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, will begin managing its portion of the Portfolio effective today. Oak was founded in April 1985 and has specialized in the large-cap market since inception. It provides investment management services to both individual and institutional clients and, as of October 31, 1995, had approximately $3 billion in assets under management. Oak's investment approach is to be fully invested in growth stocks under normal circumstances and it may take positions that are concentrated in securities and sectors subjecting the Portfolio to greater volatility. James D. Oelschlager is the sole proprietor of the Adviser and is the portfolio manager of the portion of the Portfolio managed by Oak with the assistance of Donna Barton, Margaret Ballinger and Douglas MacKay as assistant portfolio managers. Mr. Oelschlager has been President of Oak since 1985. Ms. Barton and Ms. Ballinger have been employed as a trader and client service manager, respectively, for Oak since 1985. Mr. MacKay has been a research analyst for Oak since 1990; prior to 1990, Mr. MacKay was a credit analyst for the Pittsburgh National Bank. Messrs. Oelschlager and MacKay and Ms. Ballinger and Ms. Barton also manage two series of The Advisers' Inner Circle Fund, White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund.
    Columbus Circle Investors (CCI) is the other Adviser to the Portfolio. Oak and CCI are paid a fee by the Manager at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.

TMF158C-2 (11/22/95)